ACRES Commercial Realty Corp. Third Quarter 2022 Earnings Presentation November 3, 2022 Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are not historical facts but rather are based on ACRES Commercial Realty Corp.’s (“ACR’s” or the “Company’s”) current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ACR or are within its control. If a change occurs, its business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect ACR’s view only as of the date of this presentation. ACR uses words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “target,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from its forward-looking statements, including, but not limited to: ACRESREIT.COM 2 changes in the industry, interest rates, the debt securities markets, real estate markets or the general economy; increased rates of default and/or decreased recovery rates on its investments; the performance and financial condition of its borrowers; the cost and availability of its financings, which depend in part on its asset quality, the nature of its relationships with its lenders and other capital providers, its business prospects and outlook and general market conditions; the availability and attractiveness of terms of additional debt repurchases; availability, terms and deployment of short-term and long-term capital; availability of, and ability to retain, qualified personnel; changes in its business strategy; availability of investment opportunities in commercial real estate-related and commercial finance assets; the degree and nature of its competition; the resolution of its non-performing and sub-performing assets; the outbreak of widespread contagious disease, such as the novel coronavirus, COVID-19; the Company’s ability to comply with financial covenants in its debt instruments; the adequacy of its cash reserves and working capital; the timing of cash flows, if any, from its investments; unanticipated increases in financial and other costs, including a rise in interest rates; its ability to maintain compliance with over-collateralization and interest coverage tests in its CDOs and/or CLOs; its dependence on ACRES Capital, LLC, its “Manager”, and ability to find a suitable replacement in a timely manner, or at all, if its Manager or the Company were to terminate the management agreement; environmental and/or safety requirements; its ability to satisfy complex rules in order for ACR to qualify as a REIT, for federal income tax purposes and qualify for its exemption under the Investment Company Act of 1940, as amended, and its ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company); and other factors discussed under Item IA. Risk Factors in its Annual Report on Form 10-K for the year ended December 31, 2021 and those factors that may be contained in any subsequent filing ACR makes with the Securities and Exchange Commission.

Disclaimer (continued) ACRESREIT.COM 3 Forward-Looking Statements (continued) In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements. The Company undertakes no obligation, and specifically disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Past Performance Past performance is not indicative of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. Notes on Presentation This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), which management believes is relevant to assessing ACR’s financial performance. Commencing with the Company’s financial results for the quarter ended March 31, 2022, Earnings Available for Distribution (“EAD”), which is a non-GAAP financial measure intended to supplement the Company’s financial results computed in accordance with GAAP, has replaced the Company’s prior presentation of Core Earnings. In addition, Core Earnings results from prior reporting periods have been relabeled Earnings Available for Distribution. In line with evolving industry practices, the Company believes the term Earnings Available for Distribution more accurately reflects the principal purpose of the measure than the term Core Earnings and serves as a useful indicator for investors in evaluating the Company’s performance and its ability to pay dividends. Please refer to page 26 for the reconciliation of Net Income (Loss), a GAAP financial measure, to EAD, a non-GAAP financial measure. Unless otherwise indicated, information included in this presentation is at or for the period ended September 30, 2022. Definitions Refer to page 30 for a description of certain terms not otherwise defined or footnoted, including EAD, Benchmark Rate, GAAP Book Value, and other key terms. No Offer or Sale of Securities This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any securities of ACR or any other entity. Any offering of securities would be made pursuant to separate documentation and any such securities would not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Third Quarter 2022 Highlights Manager is focused on delivering shareholder value through earnings growth and share repurchases Earnings Available for Distribution or “EAD” and capital gains can be retained through tax asset to increase book value ACRESREIT.COM 4 75% is multifamily loans $0.08 / $0.40 per share of GAAP Net Income and EAD, respectively $86.4M of total liquidity $69.9M $1.9M or $0.21 per share GAAP gain on sale of office property previously held for sale (1) $25.08 Book value up $0.60 per share from previous quarter (1) Refer to page 26 for the reconciliation of Net income (loss), a GAAP financial measure, to EAD, a non-GAAP financial measure. Delivering Increase to Book Value Gain on Sale of Real Estate Net CRE Loan Production GAAP Net Income / EAD (1) Liquidity at September 30, 2022 Multifamily-focused CRE Loan Portfolio

Results for Quarter Ended September 30, 2022

Results and Recent Developments ACRESREIT.COM 6 (1) Refer to page 26 for the reconciliation of Net income (loss), a GAAP financial measure, to EAD, a non-GAAP financial measure.

Manager Focus on Delivering Increased Book Value per Share ACRESREIT.COM 7 Summary of Changes to GAAP Book Value per Share (1) As of September 30, 2022, $11.9 million, or 1.025 million shares, were repurchased under the board authorized plan.

CRE Loan Activity and CRE Portfolio

Deployment Progress ACRESREIT.COM 9 CRE Loan Production, at Par

Production, Payoff and Paydown Detail ACRESREIT.COM 10 ($ in Millions) ($ in Millions) (1) Includes 4 loans with total commitments of $135.3 million that were co-originated with an affiliate of the Manager.

CRE Loan Portfolio Overview ACRESREIT.COM 11 (1) 1 Month Benchmark at September 30, 2022 for SOFR and LIBOR was 3.04% and 3.14%, respectively.

CRE Loan Portfolio Maturity Profile ACRESREIT.COM 12 Fully Extended Loan and Interest Rate Cap Maturities ($ in millions) Fully extended weighted average loan maturity of 3.7 years (1)(2) 88% of the portfolio has interest rate caps in place at September 30, 2022 (3) Excludes loans in default at September 30, 2022 Fully-extended maturity basis assumes borrower elects and qualifies for all extensions Interest rate caps are contractually owned by the underlying borrower and supplement the property cash flows that collateralize the CRE loan portfolio

CRE Loan Portfolio LTV ACRESREIT.COM 13

CRE Loan Portfolio Diversification ACRESREIT.COM 14 Top State Concentration Metrics: Texas: 23.9% Florida: 18.0% Arizona: 10.7% New York: 6.4% California: 5.7% Property Type Interest Rate Type Balance by Region (1) (1) Based on the regions identified by the National Council of Real Estate Investment Fiduciaries (NCREIF).

CRE Loan Portfolio Risk Ratings ACRESREIT.COM 15 Percentage of Principal at September 30, 2022 vs. June 30, 2022 Number of loans: 94% of ACR’s loans have a risk rating of 2 or 3 that are performing in line or near underwritten expectations (1) All but two of ACR’s 88 loans are current on contractual payments through September 30, 2022 Rating 3 Rating 4 (1) See page 31 for additional information on the risk rating definitions.

Benchmark Rate Floor Trend ACRESREIT.COM 16 BR Floor Trend by Weighted Average Floor Pool

Benchmark Sensitivity Analysis Trend ACRESREIT.COM 17 The recent increases to benchmark rates on net interest income has returned our match financed investment portfolio to have a direct correlation to the rise or fall in interest rates Change to a Positive correlation to net interest income assuming a 1.00% increase to BRs

Investments in Real Estate Properties ACRESREIT.COM 18 $132.8 million of investments in real estate (1)(2) Investments in real estate comprise six properties, four of which are held at depreciated/amortized cost basis and two of which are held for sale at lower of cost or fair value. Depreciation and amortization expense is $1.3 million for the 3nd quarter of 2022. Expected depreciation and amortization expense is $800,000 for 4th quarter of 2022 for a total expected depreciation and amortization expense of $5.1 million for 2022.

Capitalization and Liquidity

Summary Capitalization $281.8 million of availability at September 30, 2022 (2) ACRESREIT.COM 20 For additional details, please refer to the Company’s Liquidity and Capital Resources discussion in its 10-K and subsequent public securities filings Asset-specific borrowings, excluding a $250.0 million term warehouse financing facility that expired on October 29, 2022, with zero amount outstanding Includes $18.5 million of unamortized deferred debt issuance costs and discounts on borrowings Includes $4.9 million of non-controlling interests

Historical Leverage Ratios ACRESREIT.COM 21 Historical Leverage Ratios

Liquidity at September 30, 2022 ACRESREIT.COM 22 Includes the projected amount of proceeds available to the Company if the unfinanced loans were financed with the applicable facilities

Appendix

Consolidated Balance Sheets ACRESREIT.COM 24 (in thousands, except share and per share data) (in thousands, except share and per share data)

Consolidated Statements of Operations ACRESREIT.COM 25 (unaudited, in thousands, except share and per share data)

Earnings Available for Distribution (1) ACRESREIT.COM 26 (unaudited, in thousands, except share and per share data) The following table provides a reconciliation from GAAP net income (loss) allocable to common shares to Earnings Available for Distribution (previously labeled Core Earnings) allocable to common shares, a non-GAAP measure, for the periods presented: See page 30 for additional information. In March 2021, the remaining CMBS portfolio was sold for $3.0 million, representing a total realized loss of $5.2 million that was included in EAD during the quarter ended March 31, 2021. Unrealized gain on core activities includes the unrealized gains on the CMBS portfolio, which were excluded from EAD.

CECL Trend Analysis Chart ACRESREIT.COM 27 ACR’s CECL reserve as a percentage of the total CRE loan portfolio has declined as ACR (i) increased its percentage of multifamily loans and (ii) simultaneously reduced its portfolio percentage of loans originated prior to 4Q20 (“Pre-Covid Loans”) (1) Percentages based on total CRE loans at par, except for the Multifamily percentage, which is based on total carrying value of the CRE loans

Illustrative Earnings Potential (1) ACRESREIT.COM 28 (In millions, except percentages and per share data) ACR has presented this slide for illustrative purposes only. The illustrative earnings potential is based on current market conditions and assumptions with respect to general business, economic, regulatory, and financial conditions and other future events, as well as matters specific to ACR's business, all of which are difficult to predict and many of which are beyond ACR’s control. As a result, there can be no assurance that any of the results will be realized or achieved. The illustration should not be relied upon as being necessarily indicative of future results, and you are cautioned not to place undue reliance on these scenarios. See page 32 for further details and assumptions. The chart below is meant to display the illustrative earnings potential of the Company. It is not meant to represent performance guidance for any period. (In millions, except per share data)

Projected Book Value & Common Stock Growth[1]

- ACR's strategy is to drive book value ("BV") growth over the coming years
- Projected **OPERATING** loss carryforwards of approx. **$53.4M**, expected to be fully utilized
- Projected **CAPITAL** loss carryforwards of approx. **$121.9M**, expected to be partially utilized
- Projected operating loss carryforwards at Taxable REIT Subsidiaries ("TRSs") of approx. **$60.1M**, expected to be partially utilized
- **231%** common stock appreciation to Base Case

Projected BV Growth Under Multiple Scenarios



$ 35.00
$ 30.00
$ 25.00
$ 20.00
$ 15.00
$ 10.00
$ 5.00
$ -
Book Value per Share
Stock Price per Share
$ 25.08
$ 8.15
~$27.00
~$30.00
~$33.00
September 30, 2022
Min. Case
Base Case
Max Case
Impact of OPERATING loss carryforwards on BV
Impact of CAPITAL loss carryforwards on BV
Proj. Stock Price per Share

(1) ACR has presented this slide for illustrative purposes only. The projected book value and common stock growth is based on available projections and current market conditions and assumptions with respect to general business, economic, regulatory, and financial conditions and other future events, as well as matters specific to ACR's business, all of which are difficult to predict and many of which are beyond ACR's control. As a result, there can be no assurance that any of the results will be realized or achieved. The illustration should not be relied upon as being necessarily indicative of future results, and you are cautioned not to place undue reliance on these scenarios. See page 32 for further details and assumptions.

ACRES COMMERCIAL REALTY
ACRESREIT.COM
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Key Definitions Earnings Available for Distribution: Earnings Available for Distribution (“EAD”) (previously labeled Core Earnings) is a non-GAAP financial measure that the Company uses to evaluate its operating performance. EAD excludes the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current CRE loan portfolio and other CRE-related investments and operations. EAD excludes income (loss) from all non-core assets comprising of investments and securities owned by the Company at the initial measurement date of December 31, 2016 in commercial finance, middle market lending, residential mortgage lending, certain legacy CRE loans and other non-CRE assets designated as assets held for sale. EAD, for reporting purposes, is defined as GAAP net income (loss) allocable to common shares, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets, (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. EAD may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items. Although pursuant to the Fourth Amended and Restated Management Agreement the Company calculates the Manager’s incentive compensation using EAD excluding incentive fees payable to the Manager, the Company includes incentive fees payable to the Manager in EAD for reporting purposes. Benchmark Rate: Benchmark Rate (“BR”) refers to the collective one-month LIBOR and one-month Term Secured Overnight Finance Rate (“SOFR”) rates that are used as benchmarks on the originated loans during the associated period. GAAP Book Value: GAAP book value is presented per common share, excluding unvested restricted stock and including warrants to purchase common stock. The measure refers to common stock book value, which is calculated as total stockholders’ equity less preferred stock equity. Leverage Ratio: Leverage ratio is calculated as the respective period ended borrowings over total equity. Asset-specific leverage ratio excludes corporate debt from the calculation. Weighted Average Cost of Capital: Weighted average cost of capital (“WACC”) calculation excludes the impact of common equity in the denominator. ACRESREIT.COM 30

Other Disclosures Commercial Real Estate Loans Risk Ratings CRE loans are collateralized by a diversified mix of real estate properties and are assessed for credit quality based on the collective evaluation of several factors, including but not limited to: collateral performance relative to underwritten plan, time since origination, current implied and/or reunderwritten loan-to-collateral value ratios, loan structure and exit plan. Depending on the loan’s performance against these various factors, loans are rated on a scale from 1 to 5, with loans rated 1 representing loans with the highest credit quality and loans rated 5 representing loans with the lowest credit quality. The factors evaluated provide general criteria to monitor credit migration in the Company’s loan portfolio; as such, a loan’s rating may improve or worsen, depending on new information received. The criteria set forth below should be used as general guidelines, and therefore not every loan will have all of the characteristics described in each category below. ACRESREIT.COM 31

Key Assumptions Illustrative Earnings Potential – page 28 Net deployable capital is calculated as the total current corporate capital of approximately $632.5 million, less total projected commitments for investments in real estate, excluding potential financing, of approximately $110.7 million and a working capital reserve of $40.0 million for a total of $481.8 million. ACR’s projected annualized general and administrative expenses and base management fee exclude the impact of expected incentive compensation in the fourth quarter of 2022. Real estate depreciation, provision for credit losses, equity compensation expense and certain non-cash amortization expenses are excluded from the calculation of Earnings Available for Distribution. See page 31 for additional information. Projected Book Value Growth – page 29 Operating loss carryforwards comprise qualified REIT subsidiary (“QRS”) net operating loss carryforwards, including projections for the tax years ended December 31, 2021 and 2022, which have an unlimited useful life. Capital loss carryforwards comprise QRS net capital loss carryforwards, including projection for the tax year ended December 31, 2022, which have a useful life of five years. Common stock appreciation is calculated as the increase from the $8.15 price per share of ACR’s common stock to $27.00, which is an estimate of 90% of the projected common stock book value. The “Min. Case” scenario assumes the partial utilization of the operating loss carryforwards. The “Base Case” scenario assumes the full utilization of existent operating loss carryforwards ($47 million), plus a portion of the capital loss carryforwards. The “Max Case” scenario assumes the full utilization of existent operating loss carryforwards, plus a greater portion of the capital loss carryforwards than the “Base Case” Scenario. ACRESREIT.COM 32

Company Information ACRES Commercial Realty Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial real estate mortgage loans and equity investments in commercial real estate property through direct ownership and joint ventures. Additional information is available at the Company’s website, www.acresreit.com. ACRESREIT.COM 33